UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2010

Innospec Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-13879

Delaware	981081725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Innospec Manufacturing Park,

Oil Sites Road,

Ellesmere Port,

CH65 4EY,

United Kingdom

(Address of principal executive offices, including zip code)

+44 151 355 3611

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other events

United Kingdom Serious Fraud Office (“SFO”) Prosecution

On February 25, 2010, the SFO issued a criminal summons against Innospec Limited, an English subsidiary of Innospec Inc. (the “Company”) in the City of Westminster Magistrates’ Court alleging conspiracy to corrupt contrary to Section 1 of the U.K. Criminal Law Act 1977. Disclosures relevant to this matter have been previously made by the Company, most recently in its Annual Report on Form 10-K filed on February 19, 2010, in relation to underlying corruption investigations conducted by the SFO, U.S. Department of U.S. Justice and Securities and Exchange Commission in connection with the United Nations Oil For Food Program (which, in the case of the U.S. authorities, extended to potential violations of the U.S. Foreign Corrupt Practices Act). Disclosures relating to separate Office of Foreign Assets Control issues were also made.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innospec Inc.

Date: February 26, 2010	By:	/s/ Andrew Hartley
Andrew Hartley
Vice President & General Counsel

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